SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 28, 2004

CONSOLIDATED GRAPHICS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TEXAS	0-24068	76-0190827
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

5858 WESTHEIMER, SUITE 200 HOUSTON, TEXAS 77057
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977

ITEM 7.                FINANCIAL STATEMENTS AND EXHIBITS

(A) EXHIBIT

The following exhibit is filed herewith:

99.1 Transcript of management’s prepared remarks for a conference call held by Consolidated Graphics, Inc. (the “Company”) on January 28, 2004 to discuss the Company’s fiscal 2004 third quarter results.

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Pursuant to Item 12 of Form 8-K, the Company is furnishing to the Securities and Exchange Commission a transcript of management’s prepared remarks for a conference call held by the Company on January 28, 2004 to discuss its fiscal 2004 third quarter results.  A copy of the transcript is attached hereto as Exhibit 99.1.

An archive of the conference call can be accessed at www.consolidatedgraphics.com under the Investor Relations page.  The attached transcript may contain forward-looking information. Readers are cautioned that such information involves known and unknown risks, uncertainties and other factors that could cause actual results to materially differ from the results, performance or other expectations implied by these forward looking statements.  The attached transcript may also contain references to certain non-GAAP financial measures.  Management’s opinion regarding the usefulness of such measures, together with reconciliation of such measures to the most directly comparable GAAP measures, are included in the Company’s earlier filing today on Form 8-K.

SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

CONSOLIDATED GRAPHICS, INC.
(Registrant)

	By:	/s/ G. Christopher Colville
G. CHRISTOPHER COLVILLE
EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND SECRETARY

Date: January 28, 2004